Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report on Form 10-Q of HearUSA, Inc. (the “Company”) for the period ending September 26, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Stephen J. Hansbrough, Chief Executive Officer and Francisco Puñal, Chief Financial Officer of the Company, certify, to the best of our knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen J. Hansbrough
Stephen J. Hansbrough
Chairman and Chief Executive Officer HearUSA, Inc. November 10, 2009

/s/ Francisco Puñal
Francisco Puñal
Senior Vice President and Chief Financial Officer HearUSA, Inc. November 10, 2009